Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

SECOND QUARTER 2005 RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the three and six months ended June 30, 2005.

The results of operations presented in this release include TPGI’s results of operations for the three and six months ended June 30, 2005, and the results of operations of TPGI’s predecessor entities for the three and six months ended June 30, 2004. The consolidated net income for the three months ended June 30, 2005 was $6,066,000 compared to a combined net loss of $2,748,000 for the three months ended June 30, 2004. The consolidated net income for the six months ended June 30, 2005 was $5,290,000 compared to a combined net loss of $3,403,000 for the six months ended June 30, 2004.

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Three and Six Months Ended June 30, 2005, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

Teleconference and Webcast

TPGI will hold a quarterly earnings conference call on Friday August 5, 2005, at 11:00 a.m. Pacific Time. To participate in the call, dial 800-599-9816 (US) or 617-847-8705 (International), and provide confirmation code 28120405. A live webcast (listen only mode) of the conference call will also be available at this time. A hyperlink to the live webcast will be available from the Investor Relations section of our website at www.tpgre.com. A replay of the call will be available through August 26, 2005 by calling 888-286-8010 (US) or 617-801-6888 (International), and providing confirmation code 74589403. A webcast replay of the call will also be available from the Investor Relations section of our website at www.tpgre.com.

The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com).

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. The company has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. The company seeks to capitalize on opportunities for above-average risk-adjusted investment returns from real estate ownership, while managing the volatility associated with the real estate industry through joint-venture ownership structures. For more information on Thomas Properties Group, Inc., visit the company’s website at www.tpgre.com.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors That May Influence Future Results of Operations” in our 10-K for the year ended December 31, 2004, which has been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES AND THOMAS PROPERTIES

GROUP, INC. PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	The Company	TPGI Predecessor	The Company	TPGI Predecessor
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues:
Rental	$8,273	$6,158	$16,553	$11,209
Tenant reimbursements	4,668	3,100	9,582	5,691
Parking and other	953	640	2,396	1,136
Investment advisory, management, leasing, and development services	1,084	1,145	2,453	2,610
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	1,610	1,062	3,237	2,051

Total revenues	16,588	12,105	34,221	22,697

Expenses:
Rental property operating and maintenance	3,710	2,578	7,644	4,457
Real estate taxes	1,433	931	2,892	1,747
Investment advisory, management, leasing, and development services	1,817	3,090	3,790	5,625
Rent—unconsolidated/uncombined real estate entities	59	50	117	121
Interest	4,941	5,719	11,253	11,007
Depreciation and amortization	3,110	1,787	6,427	3,188
General and administrative	2,584	—	5,065	—

Total expenses	17,654	14,155	37,188	26,145

Loss before gain on sale of real estate, gain on purchase of other secured loan, interest income, equity in net loss of unconsolidated/uncombined real estate entities, and minority interests	(1,066)	(2,050)	(2,967)	(3,448)
Gain on sale of real estate	—	—	—	975
Gain on purchase of other secured loan	25,776	—	25,776	—
Interest income	304	2	721	2
Equity in net loss of unconsolidated/uncombined real estate entities	(2,410)	(297)	(3,738)	(529)
Minority interests – unitholders in the Operating Partnership	(12,167)	—	(10,656)	—
Minority interests in consolidated/combined real estate entities	33	(403)	33	(403)

Income (loss) before provision for income taxes	10,470	(2,748)	9,169	(3,403)
Provision for income taxes	(4,404)	—	(3,879)	—

Net income (loss)	$6,066	$(2,748)	$5,290	$(3,403)

Earnings per share – basic	$0.42		$0.37
Earnings per share – diluted	$0.42		0.37
Weighted average common shares outstanding - basic	14,297,909		14,295,339
Weighted average common shares outstanding - diluted	14,301,017		14,301,151

THOMAS PROPERTIES GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$61,644	$60,882
Buildings and improvements	253,541	252,009
Tenant improvements	65,579	64,638

	380,764	377,529
Less accumulated depreciation	(99,863)	(95,044)

	280,901	282,485
Investments in unconsolidated real estate entities	33,738	31,624
Cash and cash equivalents	50,435	56,506
Restricted cash	11,274	12,949
Short-term investments	—	14,000
Rents and other receivables, net	2,016	2,731
Receivables—unconsolidated real estate entities	405	381
Deferred rents	26,088	28,453
Deferred leasing and loan costs, net	15,452	16,871
Deferred tax asset	36,259	40,138
Other assets	7,957	5,464

Total assets	$464,525	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$203,084	$206,373
Other secured loans	50,597	89,517
Accounts payable and other liabilities	9,898	9,177
Dividends and distributions payable	1,905	—
Due to affiliate	61	1,852
Prepaid rent	2,770	841

Total liabilities	268,315	307,760

Minority interests:
Unitholders in the Operating Partnership	85,153	76,458
Minority interests in consolidated real estate entities	1,418	1,451

Total minority interests	86,571	77,909

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized, none issued or outstanding as of June 30, 2005 and December 31, 2004	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 14,347,465 and 14,342,481 shares issued and outstanding as of June 30, 2005 and December 31, 2004, respectively	143	143
Limited voting stock, $.01 par value, 20,000,000 shares authorized, 16,666,666 shares issued and outstanding as of June 30, 2005 and December 31, 2004	167	167
Additional paid-in capital	106,714	106,673
Retained earnings (deficit) and dividends	2,990	(581)
Unearned compensation, net	(375)	(469)

Total stockholders’ equity	109,639	105,933

Total liabilities and stockholders’ equity	$464,525	$491,602

Contact:	Thomas Properties Group, Inc.
Website: www.tpgre.com
Diana Laing, Chief Financial Officer
213-613-1900